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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         January 28, 2005
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                               Enesco Group, Inc.
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             (Exact name of registrant as specified in its charter)

          Illinois                      0-1349                   04-1864170
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

              225 Windsor Drive, Itasca, IL                  60143
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        (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code        (630) 875-5300
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Reference is made to the Report on Form 8-K filed by the Company on January 31, 2005 (the "Form 8-K"). Pursuant to Rule 12b-15 of the Securities Exchange Act of 1934, as amended, Item 1.01 of the Company's Form 8-K filed on January 31, 2005 is hereby amended and restated in its entirety as follows:

ITEM 1.01  MATERIAL DEFINITIVE AGREEMENTS

On January 28, 2005, the Company entered into an amendment with Fleet National Bank and LaSalle Bank N.A. to its U.S. credit facility providing credit facility commitments of $45 million until February 28, 2005 and $56 million until March 31, 2005. The banks also waived the resetting of, and compliance with, financial covenants as of December 31, 2004. Enesco is negotiating terms for a new domestic and international asset-based credit facility that it expects to close on in March 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       Enesco Group, Inc.
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                                                         (Registrant)


Date        February 1, 2005                By: /s/ Cynthia Passmore-McLaughlin
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                                                Cynthia Passmore-McLaughlin,
                                                President and CEO